SERIES 2002-1G MEDALLION TRUST QUARTERLY SERVICERS CERTIFICATE
--------------------------------------------------------------

QUARTERLY SUMMARY DISTRIBUTION DETAILS

REPORTING DATES
Closing Date                                                           21-Feb-02
Determination Date                                                     01-Jan-03
Notice Date                                                            16-Jan-03
Distribution Date                                                      17-Jan-03
Start Accrual Period                                                   17-Oct-02
End Accrual Period                                                     17-Jan-03
No. Of Days in Accrual Period                                                 92
Start Collection Period                                                01-Oct-02
End Collection Period                                                  31-Dec-02
No. Of Days in Collection Period                                              92
Distribution Month                                                   Yes


SECURITIES ON ISSUE
                               No. of       Initial Invested    Initial Invested
                           Certificates       Amount (US$)         Amount (A$)
                           ------------     ----------------    ----------------
Class A-1 Notes              10,000         1,000,000,000.00       1,965,408,805
Class A-2 Tranche 1 Notes     1,820                      -           182,000,000
Class A-2 Tranche 2 Notes     3,250                      -           325,000,000
Class B Notes                   400                      -            40,000,000
Redraw Bond - series 1          -                        -                   -
Redraw Bond - series 2          -                        -                   -

US$/A$ exchange rate
  at issue                   0.5088



INTEREST RATE FOR ACCRUAL PERIOD
                                      Bank            Interest          Interest
                                    Bill Rate          Margin             Rate
                                    ---------          ------             ----
Class A-1 Notes (payable to
  Currency Swap Provider)           4.9150%            0.2917%          5.20670%
Class A-2 Tranche  1  Notes         4.9150%            0.2500%           5.1650%
Class A-2 Tranche  2  Notes         4.9150%            0.3400%           5.2550%
Class B Notes                       4.9150%            0.4900%           5.4050%
Redraw Bond - series 1              0.0000%                -             0.0000%
Redraw Bond - series 2              0.0000%                -             0.0000%

BBSW Interest & Unpaid Interest
  Rate for Accrual Period           4.9150%
Facilities BBSW                     4.9150%


DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE
                                                  Per Cert.         Aggregate
                                                  ---------         ---------
Total Interest Amount:
   Class A-1 Notes                                 2,066.16        20,661,600.00
   Class A-2 Tranche 1 Notes                         580.31         1,056,164.20
   Class A-2 Tranche 2 Notes                       1,324.54         4,304,755.00
   Class B Notes                                   1,347.71           539,084.00
   Redraw Bond - series 1                               -                    -
   Redraw Bond - series 2                               -                    -
Principal:
   Class A-1 Notes                                13,244.75       132,447,523.58
   Class A-2 Tranche 1 Notes                      18,772.75        34,166,405.00
   Class A-2 Tranche 2 Notes                            -                    -
   Class B Notes                                     372.90           149,160.00
   Redraw Bond - series 1                               -                    -
   Redraw Bond - series 2                               -                    -
Total:
   Class A-1 Notes                                15,310.91       153,109,123.58
   Class A-2 Tranche 1 Notes                      19,353.06        35,222,569.20
   Class A-2 Tranche 2 Notes                       1,324.54         4,304,755.00
   Class B Notes                                   1,720.61           688,244.00
   Redraw Bond - series 1                               -                    -
   Redraw Bond - series 2                               -                    -
   Total                                          37,709.12       193,324,691.78



POOL FACTORS                                Last                      Current
                                        Distribution                Distribution
                                            Date                        Date
                                            ----                        ----
Class A-1 Notes                         0.80104220                    0.73365290
Class A-2 Tranche 1 Notes               0.44575990                    0.25803240
Class A-2 Tranche 2 Notes               1.00000000                    1.00000000
Class B Notes                           0.98925100                    0.98552200
Redraw Bond - series 1                         -                             -
Redraw Bond - series 2                         -                             -

QUARTERLY CASHFLOW WORKING SHEET
                                                                    Aggregate
                                                                         $
                                                                 ---------------

  Finance Charge Collections                                       31,877,215.41
  Finance Charge Collections - Repurchases                                   -
  Finance Charge Damages                                                     -
  Income due to Seller                                                       -
  Other Income                                                      1,707,111.78
Preliminary Income Amount                                          33,584,327.19

  Taxes                                                                   300.00
  Trustee Fee                                                          39,374.31
  Security Trustee Fee                                                       -
  Manager Fee                                                         152,750.78
  Servicing Fee                                                     1,272,923.17
  Liquidity Commitment Fee                                              5,133.88
  Redraw Commitment Fee                                                 5,671.23
  Support Facility Payments                                         2,091,179.40
  Support Facility Receipts                                                  -
  Expenses                                                             53,720.48
  Previous Unpaid Facility Int Chg  - Liquidity                              -
  Liquidity Interest Charge + Previous Unpaid                          59,716.85
  Previous Unpaid Facility Int Chg  - Redraw Facility                        -
  Redraw Interest Charge + Previous Unpaid                                   -
  Repayment of Liquidity Facility                                   4,631,869.59
  Total Interest Amount  - Class A-1 Notes                         20,661,600.00
        - Class A-2 Tranche 1 Notes                                 1,056,164.20
        - Class A-2 Tranche 2 Notes                                 4,304,755.00
        - Class B Notes                                               539,084.00
        - Redraw Bonds - series 1                                            -
        - Redraw Bonds - series 2                                            -

Required Income Amount                                             34,874,242.89

Gross Income Shortfall                                              1,289,915.70
Liquidity Facility Draw                                             1,289,915.70
Net Income Shortfall                                                         -
Unreimbursed Principal Draws                                                 -
Principal Draw                                                               -
Principal Draw Reimbursement                                                 -
Principal Chargeoff Unreimbursement                                          -
Principal Chargeoff                                                          -
Total Principal Chargeoff Reimbursement Due                                  -

PAYMENT ALLOCATION CASCADE
  Preliminary Income Amount                                        33,584,327.19
  Liquidity Facility Draw                                           1,289,915.70
Principal Draw                                                               -
Available Income Amount                                            34,874,242.89

                                                                          QUARTER TO DATE
                                             DUE          AVAILABLE    ALLOCATION/DISTRIBUTION
Taxes                                         300.00    34,874,242.89          300.00
Trustee Fee                                39,374.31    34,873,942.89       39,374.31
Security Trustee Fee                             -      34,834,568.58             -
Manager Fee                               152,750.78    34,834,568.58      152,750.78
Servicing Fee                           1,272,923.17    34,681,817.80    1,272,923.17
Liquidity Commitment Fee                    5,133.88    33,408,894.63        5,133.88
Redraw Commitment Fee                       5,671.23    33,403,760.75        5,671.23
Support Facility Payments               2,091,179.40    33,398,089.52    2,091,179.40
Support Facility Receipts                        -      31,306,910.12             -
Expenses                                   53,720.48    31,306,910.12       53,720.48
Liquidity Interest Charge                  59,716.85    31,253,189.64       59,716.85
Repayment of Liquidity Facility         4,631,869.59    31,193,472.79    4,631,869.59
Interest Amount Payable -
  Redraw Facility                                -      26,561,603.20             -
        - Class A-1 Notes              20,661,600.00    26,561,603.20   20,661,600.00
        - Class A-2 Tranche 1 Notes     1,056,164.20     5,900,003.20    1,056,164.20
        - Class A-2 Tranche 2 Notes     4,304,755.00     4,843,839.00    4,304,755.00
        - Redraw Bonds - series 1                -         539,084.00             -
        - Redraw Bonds - series 2                -         539,084.00             -
        - Class B Notes                   539,084.00       539,084.00      539,084.00
Principal Draw Reimbursement                     -                -               -
Total Principal Chargeoff Reimbursement          -                -               -
Arranging Fee                                    -                -               -
Excess Distribution                                                               -

Unpaid Facility Int Chg  - Liquidity                                              -
                         - Redraw                                                 -
Unpaid Security Interest Amount
        - Class A-1 Notes                                                         -
        - Class A-2 Tranche 1 Notes                                               -
        - Class A-2 Tranche 2 Notes                                               -
        - Class B Notes                                                           -
        - Redraw Bonds - series 1                                                 -
        - Redraw Bonds - series 2                                                 -

FACILITIES OUTSTANDING
----------------------
Liquidity Commitment Facility Limit                                25,000,000.00
Beginning Liquidity Commitment Facility                            20,368,130.41
Previous Liquidity Facility Draw                                    4,631,869.59
Repayment of Liquidity Facility                                     4,631,869.59
Liquidity Facility Draw                                             1,289,915.70
Ending Liquidity Commitment Facility                               23,710,084.30

Redraw Commitment Facility Limit                                   30,000,000.00
Beginning Redraw Commitment Facility                               30,000,000.00
Previous Redraw Facility Draw                                                -
Previous Redraw Facility Draw - Chargeoffs                                   -
Repayment of Redraw Facility                                                 -
Repayment of Unreimbursed Chargeoffs                                         -
Redraw Facility Draw - Unreimbursed Chargeoffs                               -
Redraw Facility Available to Draw                                  30,000,000.00
Redraw Facility Draw                                                         -
Ending Redraw  Commitment Facility                                 30,000,000.00

INTEREST AND PRINCIPAL DISTRIBUTION WORKSHEET
---------------------------------------------

                                             PER CERTIFICATE        AGGREGATE
                                                    $                   $
                                             ---------------        ---------
INTEREST AMOUNT
---------------

Class A-1 Notes
Unpaid Security Interest Amount
 (after last Distribution Date)                                              -
Interest on  Unpaid Security
  Interest Amount                                     -                      -
Security  Interest Amount                        2,066.16          20,661,600.00
Total Interest Amount                                              20,661,600.00

Unpaid Security Interest Amount
 (after last Distribution Date)                                              -
Interest on  Unpaid Security
  Interest Amount                                                            -
Security  Interest Amount                                          20,661,600.00
Interest Amount Payable                          2,066.16          20,661,600.00
Unpaid Security Interest Amount                                              -

Class A-2 Tranche 1 Notes
Unpaid Security Interest Amount
 (after last Distribution Date)                                              -
Interest on  Unpaid Security
  Interest Amount                                     -                      -
Security  Interest Amount                          580.31           1,056,164.20
Total Interest Amount                                               1,056,164.20

Unpaid Security Interest Amount
 (after last Distribution Date)                                              -
Interest on  Unpaid Security
  Interest Amount                                                            -
Security Interest Amount                                            1,056,164.20
Interest Amount Payable                            580.31           1,056,164.20
Unpaid Security Interest Amount                                              -

Class A-2 Tranche 2 Notes
Unpaid Security Interest Amount
 (after last Distribution Date)                                              -
Interest on  Unpaid Security
  Interest Amount                                     -                      -
Security  Interest Amount                        1,324.54           4,304,755.00
Total Interest Amount                                               4,304,755.00

Unpaid Security Interest Amount
 (after last Distribution Date)                                              -
Interest on  Unpaid Security
  Interest Amount                                                            -
Security  Interest Amount                                           4,304,755.00
Interest Amount Payable                          1,324.54           4,304,755.00
Unpaid Security Interest Amount                                              -

Class B Notes
Unpaid Security Interest Amount
 (after last Distribution Date)                                              -
Interest on  Unpaid Security
  Interest Amount                                     -                      -
Security  Interest Amount                        1,347.71             539,084.00
Total Interest Amount                                                 539,084.00

Unpaid Security Interest Amount
 (after last Distribution Date)                                              -
Interest on  Unpaid Security
  Interest Amount                                                            -
Security  Interest Amount                                             539,084.00
Interest Amount Payable                          1,347.71             539,084.00
Unpaid Security Interest Amount                                              -

Redraw Bonds - Series 1
Unpaid Security Interest Amount
 (after last Distribution Date)                                              -
Interest on  Unpaid Security
  Interest Amount                                     -                      -
Security  Interest Amount                             -                      -
Total Interest Amount                                                        -

Unpaid Security Interest Amount
 (after last Distribution Date)                                              -
Interest on  Unpaid Security
  Interest Amount                                                            -
Security  Interest Amount                                                    -
Interest Amount Payable                               -                      -
Unpaid Security Interest Amount                                              -

                                             PER CERTIFICATE        AGGREGATE
                                                    $                   $
                                             ---------------        ---------
Redraw Bonds - Series 2
Unpaid Security Interest Amount
 (after last Distribution Date)                                             -
Interest on  Unpaid Security
  Interest Amount                                     -                     -
Security  Interest Amount                             -                     -
Total Interest Amount                                                       -

Unpaid Security Interest Amount
 (after last Distribution Date)                                             -
Interest on  Unpaid Security
  Interest Amount                                                           -
Security  Interest Amount                                                   -
Interest Amount Payable                               -                     -
Unpaid Security Interest Amount                                             -

PRINCIPAL AMOUNT
----------------
Principal Collections                                            180,843,585.09
Principal Collections - Repurchases                                         -
  less Repayment Of Redraw Facility                                         -
  less Total Customer Redraw                                     (14,080,502.10)
less Principal Draw
  plus Redraw Facility Draw                                                 -
  plus Redraw Bonds Issue this month                                        -
  Aggregate Principal Damages
    from Seller & Servicer                                                  -
Principal Draw Reimbursement
  Principal Chargeoff Reimbursement
  - Class B Notes                                                           -
  - Class A-1 Notes                                                         -
  - Class A-2 Tranche 1 Notes                                               -
  - Class A-2 Tranche 2 Notes                                               -
  - Redraw Bonds - Series 1                                                 -
  - Redraw Bonds - Series 2                                                 -
  - Redraw Facility                                                         -

  Principal rounding b/f                                                   6.38

  Scheduled Principal Amount                 7,607,131.66
  Scheduled Principal Amount less redraws    7,607,131.66
  Unscheduled Principal Amount
   - Partial Prepayment                    115,028,969.36
  Unscheduled Principal Amount
   - Partial Prepayment less redraws       100,948,467.26
  Unscheduled Principal Amount
   - Full Prepayment                        58,207,484.07
  Unscheduled Principal Amount
   - less redraws + C/O Reim               159,155,951.33

Total Available Principal Amount
  for Redraw Bonds                                               166,763,089.37

Principal Distribution
 - Redraw Bonds - Series 1                            -                     -
Principal Distribution
 - Redraw Bonds - Series 2                            -                     -

 Principal rounding b/f                                                    6.38
Total Unscheduled Principal Amount                               159,155,951.33
Total Scheduled Principal Amount                                   7,607,131.66
Total Available Principal Amount
  for Notes                                                      166,763,089.37

PRINCIPAL ALLOCATION
--------------------
Class A Percentage via Stepdown                                            100%
Class A Available Principal Payment
  Class A-1 Principal Payment                   13,244.75        132,447,523.58
  Class A-2 Tranche 1 Principal Payment         18,772.75         34,166,405.00
  Class A-2 Tranche 2 Principal Payment               -                     -
Class B Principal Payment                          372.90            149,160.00

Principal rounding c/f                                                     0.79

Outstanding Principal - beginning period                       2,020,073,728.50
less Principal Repayment                                        (180,843,585.09)
plus Total Customer Redraw                                        14,080,502.10
less Principal Losses                                                       -
Outstanding Principal - Closing period                         1,853,310,645.51

PRINCIPAL LOSSES
----------------
Principal Losses                                                            -
  Principal Draw Amount
  - Pool Mortgage Insurance Policy                                          -
  Principal Draw Amount
  - Individual Mortgage Insurance Policy                                    -
Net Principal Losses                                                        -
Principal Chargeoff
  - Class B Notes                                                           -
  - Class A-1 Notes                                                         -
  - Class A-2 Tranche 1 Notes                                               -
  - Class A-2 Tranche 2 Notes                                               -
  - Redraw Bonds Series 1                                                   -
  - Redraw Bonds Series 2                                                   -
  - Redraw Facility                                                         -

CLASS A-1 NOTES
Beginning Unreimbursed Principal
  Chargeoffs                                                                -
Principal Chargeoff                                                         -
Principal Chargeoff Reimbursement                                           -
Ending Unreimbursed Principal
  Chargeoffs                                                                -

CLASS A-2 TRANCHE 1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                 -
Principal Chargeoff                                                         -
Principal Chargeoff Reimbursement                                           -
Ending Unreimbursed Principal Chargeoffs                                    -

CLASS A-2 TRANCHE 1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                 -
Principal Chargeoff                                                         -
Principal Chargeoff Reimbursement                                           -
Ending Unreimbursed Principal Chargeoffs                                    -

CLASS B NOTES
Beginning Unreimbursed Principal Chargeoffs                                 -
Principal Chargeoff                                                         -
Principal Chargeoff Reimbursement                                           -
Ending Unreimbursed Principal Chargeoffs                                    -

REDRAW BONDS - SERIES 1
Beginning Unreimbursed Principal Chargeoffs                                 -
Principal Chargeoff                                                         -
Principal Chargeoff Reimbursement                                           -
Ending Unreimbursed Principal Chargeoffs                                    -

REDRAW BONDS - SERIES 2
Beginning Unreimbursed Principal Chargeoffs                                 -
Principal Chargeoff                                                         -
Principal Chargeoff Reimbursement                                           -
Ending Unreimbursed Principal Chargeoffs                                    -

REDRAW FACILITY
Beginning Unreimbursed Principal Chargeoffs                                 -
Principal Chargeoff                                                         -
Principal Chargeoff Reimbursement                                           -
Ending Unreimbursed Principal Chargeoffs                                    -

INVESTORS BALANCE OUTSTANDING WORKSHEET
----------------------------------------
                                              Aggregate             Aggregate
                                                 US$                    A$
                                         ----------------       ----------------
Class A-1 Notes
Initial Invested Amount                  1,000,000,000.00       1,965,408,805.03
  previous Principal Distribution          198,957,800.00         391,033,411.95
  Principal Distribution for
    current period                          67,389,300.00         132,447,523.58
Total Principal Distribution to date       266,347,100.00         523,480,935.53
Beginning Invested Amount                  801,042,200.00       1,574,375,393.08
Ending Invested Amount                     733,652,900.00       1,441,927,869.50
Unreimbursed Principal Chargeoffs                     -                      -
Beginning Stated Amount                    801,042,200.00       1,574,375,393.08
Ending Stated Amount                       733,652,900.00       1,441,927,869.50

Class A-2 Tranche 1 Notes
Initial Invested Amount                                           182,000,000.00
  previous Principal Distribution                                 100,871,698.20
  Principal Distribution for
    current period                                                 34,166,405.00
Total Principal Distribution to date                              135,038,103.20
Beginning Invested Amount                                          81,128,301.80
Ending Invested Amount                                             46,961,896.80
Unreimbursed Principal Chargeoffs                                            -
Beginning Stated Amount                                            81,128,301.80
Ending Stated Amount                                               46,961,896.80

Class A-2 Tranche 2 Notes
Initial Invested Amount                                           325,000,000.00
  previous Principal Distribution                                            -
  Principal Distribution for
    current period                                                           -
Total Principal Distribution to date                                         -
Beginning Invested Amount                                         325,000,000.00
Ending Invested Amount                                            325,000,000.00
Unreimbursed Principal Chargeoffs                                            -
Beginning Stated Amount                                           325,000,000.00
Ending Stated Amount                                              325,000,000.00

Class B Notes
Initial Invested Amount                                            40,000,000.00
  previous Principal Distribution                                     429,960.00
  Principal Distribution for
    current period                                                    149,160.00
Total Principal Distribution to date                                  579,120.00
Beginning Invested Amount                                          39,570,040.00
Ending Invested Amount                                             39,420,880.00
Unreimbursed Principal Chargeoffs                                            -
Beginning Stated Amount                                            39,570,040.00
Ending Stated Amount                                               39,420,880.00

Redraw Bonds - Series 1
Previous Initial Invested Amount                                             -
Initial Invested Amount                                                      -
  Principal Distribution
    (after last Distribution Date)                                           -
  Principal Distribution for
    current period                                                           -
Total Principal Distribution to date                                         -
Beginning Invested Amount                                                    -
Ending Invested Amount                                                       -
Unreimbursed Principal Chargeoffs                                            -
Beginning Stated Amount                                                      -
Ending Stated Amount                                                         -

Redraw Bonds - Series 2
Previous Initial Invested Amount                                             -
Initial Invested Amount                                                      -
  Principal Distribution
    (after last Distribution Date)                                           -
  Principal Distribution for
    current period                                                           -
Total Principal Distribution to date                                         -
Beginning Invested Amount                                                    -
Ending Invested Amount                                                       -
Unreimbursed Principal Chargeoffs                                            -
Beginning Stated Amount                                                      -
Ending Stated Amount                                                         -

                                                                    EXHIBIT 99.4

                         REQUIRED COLLATERAL INFORMATION

                         SERIES 2002-1G MEDALLION TRUST


      Series 2002-1G Medallion Trust Data as at opening of business on the preceding determination date of January 1, 2003


Outstanding Mortgage Balance (AUD)
                                             Amount              WAC
                                        --------------          -----
- Variable Rate Housing Loans           $1,400,385,057          6.33%
- Fixed 1 Year                            $153,691,208          6.82%
- Fixed 2 Year                            $198,523,408          6.58%
- Fixed 3 Year                            $106,056,245          6.93%
- Fixed 4 Year                             $31,234,647          6.79%
- Fixed 5 Year                              $2,597,175          7.11%

Total Pool                              $1,892,487,740          6.44%



                                                     AUD amount of
Delinquency Information     No of Loans   %of Pool       Loans         % of Pool
                            -----------   --------   -------------     ---------
31-60 days                      47          0.28%    $5,907,851.96       0.31%
61-90 days                       8          0.05%    $1,003,186.85       0.05%
90+ days                        11          0.07%    $1,222,264.63       0.06%

Mortgagee In Possession          0          0.00%            $0.00       0.00%




                                  Page 1 of 1